CNI CHARTER FUNDS

Fixed Income Opportunities Fund
Class N (RIMOX)

Supplement dated September 6, 2013, to the currently effective Statutory Prospectus and Statement of Additional Information, as supplemented

The section of the Statutory Prospectus titled “Principal Investment Strategies” is supplemented with the following:

The Fund may also invest up to 15% of its net assets in life insurance policies and interests related thereto purchased through life settlement transactions. The Fund may invest in life insurance policies and related interests directly or through a wholly-owned subsidiary of the Fund organized under the laws of Ireland (the “Subsidiary”).

The section of the Statutory Prospectus titled “Principal Risks of Investing in the Fund” is supplemented with the following:

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Life Insurance Policy Risk - The Fund may invest in beneficial interests in individual life insurance policies (“Policies”). The Policy owner transfers his or her Policy at a discount to its face value (the amount that is payable upon the death of the insured) in return for an immediate cash settlement. The ultimate purchaser of the Policy (in this case, the Fund) is responsible for premiums payable on the Policy and is entitled to receive the full face value from the insurance company upon the death of the insured. If the Fund is unable to make premium payments on a Policy, the Policy will lapse and the Fund will lose its ownership interest in the Policy.  There is currently no established secondary market for Policies, and the Policies are not considered liquid investments by the Fund. If the Fund must sell Policies to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss. In addition, market quotations will not be readily available for the Policies and the Policies will be priced using a fair value methodology adopted by the Trust’s Board. The sales price the Fund could receive for a Policy may differ from the Trust's valuation of the Policy. The longer the insured lives, the lower the Fund’s rate of return on the related Policy will be. An insurance company may be unable or refuse to pay benefits on a Policy. Although the Fund intends to only purchase Policies for which the applicable contestability period has expired, it is possible that a Policy may be subject to contest by the insurance company.  A Policy is a liability of the issuing life insurance company, and if the life insurance company goes out of business, sufficient funds may not be available to pay that liability.

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Tax Risk – To qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must meet certain requirements including requirements regarding the composition of its income. Any income the Fund derives from direct investments in Policies may be considered non-qualifying income and must be limited, along with investments in any other non-qualifying sources, to a maximum of 10% of the Fund’s gross income in any fiscal year. In addition, the Fund may invest in Policies through the Subsidiary. While the Fund believes that income from the Subsidiary will be qualifying income for purposes of the Fund's RIC status, the Fund has not received a private letter ruling from the Internal Revenue Service (the "IRS") confirming that such income would be qualifying income. As a result either of direct investments in Policies or investments through the Subsidiary, the Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular fiscal year at levels sufficient to limit its non-qualifying income to 10% of the Fund’s gross income, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end.  If the Fund fails to meet this 10% requirement, the Fund might not be eligible for treatment as a RIC, in which case it would be subject to federal income tax on its net income at corporate rates. Alternatively, if the Fund fails to meet the 10% requirement, the Fund might be able to pay a tax equal to the amount of the non-qualifying income to the extent it exceeds one-ninth of the Fund’s qualifying income.

Under current IRS guidance, Policy proceeds paid by a U.S. insurance company to a foreign corporation such as the Subsidiary are generally subject to U.S. federal income tax withholding at a 30% rate.  The Subsidiary intends to qualify for benefits under the U.S.-Ireland income tax treaty which would include an exemption from such withholding.  There is a risk, however, that a U.S. insurance company issuer may not respect the claimed treaty benefits and may withhold the 30% tax on the proceeds paid to the Subsidiary. In such a case, the Subsidiary may be able to obtain a refund from the IRS.

The tax treatment of the Policies and the Fund’s investments in the Subsidiary may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could, among other things, affect the character, timing and/or amount of the Fund’s taxable income or gains and of distributions made by the Fund. Any changes to the U.S.-Ireland tax treaty, U.S. or Ireland law, or the manner in which the treaty and such laws are applied to the Subsidiary or the Fund, may also have an adverse tax effect on the Subsidiary, the Fund and its shareholders.

The section of the Statutory Prospectus titled “More about the Funds - More about the Fixed Income Opportunities Fund” is supplemented with the following:

The Adviser manages the Fund’s investments in Policies. The Fund may invest in Policies directly or through the Subsidiary. The Subsidiary is advised by the Adviser. The Policies may include whole, universal, variable universal, term and survivorship Policies. The Fund will not invest in Policies resulting from stranger-originated life insurance (STOLI) transactions (transactions in which an investor induces a senior citizen to take out a life insurance policy, not for the purpose of protecting his or her family, but for the purpose of transferring the policy to the investor for a financial benefit).  The Fund’s investments in Policies consist primarily of Policies issued by insurance companies rated B+ or better for financial stability by AMBEST and/or BB+ or better from S&P (or a rating of similar quality or better by a different nationally recognized statistical ratings organization). Before investing in any Policy, the Adviser performs a due diligence review of the insured owner of the Policy. The Adviser generally expects to select only Policies issued by U.S. life insurance companies and where the insured is over the age of 65. The Fund will not purchase Policies directly from insureds. The Fund will not invest in Policies covering an insured who has a terminal illness and is expected to die within two years. The life expectancy of the insureds covered by the Policies held by the Fund are expected to range from one to ten years and the weighted average life expectancy of the insureds is not expected to exceed eight years. The Fund is required to make ongoing premium payments for Policies in which it invests and may set aside a portion of its net assets to be used to make future policy premium payments. The Fund will retain Financial Life Services, LLC (“FLS”), an experienced life settlement originator, to provide certain administrative services to the Fund regarding the policies and will pay FLS an annual servicing fee on each Policy held by the Fund.

The section of the Statutory Prospectus titled “More about the Funds’ Risks - Principal Risks of the Funds” is supplemented with the following:

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Life Insurance Policy Risk (Fixed Income Opportunity Fund) - The Fund may invest in beneficial interests in Policies. The Policy owner transfers his or her Policy at a discount to its face value (the amount that is payable upon the death of the insured) in return for an immediate cash settlement. The ultimate purchaser of the Policy (in this case, the Fund) is responsible for premiums payable on the Policy and is entitled to receive the full face value from the insurance company upon the death of the insured. If the Fund is unable to make premium payments on a Policy due to liquidity issues or for any other reason, the Policy will lapse and the Fund will lose its ownership interest in the Policy.

There is currently no established secondary market for Policies, and the Policies are not considered liquid investments by the Fund. If the Fund must sell Policies to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss. In addition, market quotations will not be readily available for the Policies in which the Fund invests and the Policies will be priced using a fair value methodology adopted by the Trust’s Board. Many factors may influence the price at which the Fund could sell a Policy and the sales price the Fund could receive for a Policy may differ from the Trust's valuation of the Policy. Valuing assets using fair value methodologies involves greater reliance on judgment than valuing assets based on market quotations. Among other things, incomplete or inaccurate information regarding an insured can cause the Fund to hold a Policy at a different carrying value than would have been the case had the information been known to the Fund. Privacy laws may also limit the information available about insureds. The Fund obtains life expectancy information from third party life expectancy evaluation firms; however, the life expectancies are only estimates based upon available medical and actuarial data, and no one can predict with certainty when a particular insured will die. The longer the insured lives, the lower the Fund’s rate of return on the related Policy will be. Unanticipated delays in the collection of a substantial number of Policies caused by underestimating an insured’s life expectancy could have a material adverse effect on the Fund.

An insurer may be unable or refuse to pay benefits on a Policy. Although the Fund intends to only purchase Policies for which the applicable contestability period has expired, it is possible that a Policy may be subject to contest by the issuing life insurance company.  A Policy is a liability of the issuing life insurance company, and if the life insurance company goes out of business, sufficient funds may not be available to pay that liability. Credit ratings of insurance companies are not a guarantee of quality or a warranty, nor are they a recommendation by the rating agency to buy, sell or hold any financial obligations of such companies.

While the market for Policies has experienced substantial growth, there can be no certainty that this market will remain active and a decrease in the market may result in difficulty purchasing or selling Policies at desired prices and in desired quantities. The market for Policies may also be subject to new government regulation that may impact the Fund’s ability to purchase or sell Policies.

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Tax Risk (Fixed Income Opportunity Fund) – To qualify for treatment as a RIC under the Code, the Fund must meet certain requirements regarding the composition of its income, the diversification of its assets, and the amounts of its distributions. If the Fund were to fail to meet any of these requirements, the Fund might not be eligible for treatment as a RIC, in which case it would be subject to federal income tax on its net income at corporate rates (without reduction for distributions to shareholders). When distributed, that income would generally be taxable to shareholders as ordinary dividend income to the extent attributable to the Fund’s earnings and profits. If the Fund were to fail to qualify as a RIC, shareholders of the Fund could realize significantly diminished returns from their investments in the Fund. In the alternative, the Fund might be able to preserve its RIC qualification under those circumstances by meeting certain conditions, which might subject the Fund to certain additional taxes.

Any income the Fund derives from direct investments in Policies may be considered non-qualifying income and must be limited, along with investments in any other non-qualifying sources, to a maximum of 10% of the Fund’s gross income in any fiscal year. In addition, the Fund may invest in Policies through the Subsidiary. While the Fund believes that income from the Subsidiary will be qualifying income for purposes of the Fund's RIC status, the Fund has not received a private letter ruling from the IRS confirming that such income would be qualifying income. As a result either of direct investments in Policies or investments through the Subsidiary, the Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular fiscal year at levels sufficient to limit its non-qualifying income to 10% of the Fund’s gross income, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end.  If the Fund fails to meet the 10% requirement, the Fund may be subject to the federal income tax consequences described in the preceding paragraph. Alternatively, if the Fund fails to meet the 10% requirement, the Fund may be able to pay a tax equal to the amount of the non-qualifying income to the extent it exceeds one-ninth of the Fund’s qualifying income.

Under current IRS guidance, Policy proceeds paid by a U.S. insurance company to a foreign corporation, such as the Subsidiary are generally subject to U.S. federal income tax withholding at a 30% rate. The Subsidiary intends to qualify for benefits under the U.S.-Ireland tax treaty which would include an exemption from such withholding. There is a risk, however, that a U.S. insurance company issuer may not respect the claimed treaty benefits and may withhold the 30% tax on the proceeds paid to the Subsidiary.  In such a case, the Subsidiary may be able to obtain a refund from the IRS.

The tax treatment of the Policies and the Fund’s investments in the Subsidiary may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could, among other things, affect the character, timing and/or amount of the Fund’s taxable income or gains and of distributions made by the Fund. Any changes to the U.S.-Ireland tax treaty, U.S. or Ireland law, or the manner in which the treaty and such laws are applied to the Subsidiary or the Fund, may also have an adverse tax effect on the Subsidiary, the Fund and its shareholders.

The section of the Statement of Additional Information titled “Investment Techniques and Risk Considerations - Permitted Investments” is supplemented with the following:

Investments in Irish Subsidiary.  The Fixed Income Opportunity Fund many invest up to 15% of its net assets in life insurance policies and related interests purchased through life settlement transactions. The Fund may invest in life insurance policies directly or by investing in a wholly-owned subsidiary of the Fund organized under the laws of Ireland (the “Subsidiary”).

The principal purpose of investment in the Subsidiary is to allow the Fund to gain exposure to life insurance policies within the limitations of the federal tax law requirements applicable to regulated investment companies. The IRS has previously issued a number of private letter rulings confirming that, in general, income derived from a fund’s offshore subsidiary would not jeopardize the fund’s ability to meet the source-of-income requirements applicable to regulated investment companies under federal tax law. The IRS is no longer issuing rulings to that effect and is reportedly reexamining its position with respect to structures of this kind. Each private letter ruling may only be relied upon by the taxpayer to whom it is issued, and the IRS has never issued a private letter ruling specifically addressing an investment in an offshore subsidiary holding life insurance policies. The tax treatment of the Policies and the Fund’s investments in the Subsidiary may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could, among other things, affect the character, timing and/or amount of the Fund’s taxable income or gains and of distributions made by the Fund.

The Subsidiary is a company organized under the laws of Ireland and is overseen by its own board of directors. Although the Subsidiary has its own board of directors, the Subsidiary is wholly-owned and controlled by the Fund. The Subsidiary is advised by the Investment Manager.

The Subsidiary (unlike the Fund) may invest an unlimited portion of its net assets in life insurance policies. However, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary otherwise is subject to the Fund's investment restrictions and other policies. The Subsidiary also may invest in other instruments, including fixed income securities, cash and cash equivalents and U.S. government securities. To the extent that the Fund invests in the Subsidiary, it will be indirectly exposed to the risks associated with the Subsidiary’s investments, which are discussed elsewhere in the Prospectus and this SAI.

The Fund and the Subsidiary test for compliance with the Fund's investment restrictions on a consolidated basis. However, unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code.

The Subsidiary is not an investment company registered under the 1940 Act and, unless otherwise noted in the Prospectus and this SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or Ireland could affect the ability of the Fund and/or the Subsidiary to operate as described in the Prospectus and this SAI and could negatively affect the Fund and its shareholders.

The section of the Statement of Additional Information titled “Management of the Trust” is supplemented with the following:

SERVICER

The Fixed Income Opportunity Fund has retained Financial Life Services, LLC (“FLS”) to provide certain services to the Fund regarding the life insurance policies pursuant to the terms of a Servicing Agreement. FLS is a life settlement originator that was formed in 2005 and is licensed to be a settlement originator by the insurance departments in 11 states. Since inception, FLS has purchased over $1 billion in policy face value covering a wide array of policies on behalf of FLS, its affiliates and partners.

The Fund will pay FLS an annual servicing fee on each Policy held by the Fund. FLS will perform certain administrative services for the Fund in respect of each Policy, including without limitation: maintaining copies of documents evidencing the Fund’s purchase of Policies; obtaining medical records, life expectancy reports and certain actuarial analyses; monitoring insurance premium billings and payments; confirming that premium payments are received and properly credited; and obtaining certain premium payment projections. FLS will maintain records of the names, addresses and phone numbers, and track the life status and contact information of, the individual insureds. After the death of an insured, FLS will assist in obtaining a certified copy of the applicable death certificate and in obtaining the death benefit by, among other things, coordinating the completion, preparation and submission of the claim for the death benefit under the applicable Policy. FLS will also provide certain reports to the Fund relating to the Policies.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

 CNI-SK-029-0100

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